PixarBio

We Got This!™



Aα, Aβ
C
Aδ

NeuroRelease: Pre-Clinical Progress

Non-Opiate/Non-Opioid Post-Surgical Pain Treatment

Feb 23, 2017

www.pixarbio.com

PixarBio Non-Opiate: Non Addictive Pain Relief www.pixarbio.com

We Got This!™





Haining Dai
Director Pre-Clinical Neuroscience
Co-inventor NeuroScaffold
Co-inventor NeuroRelease
In-House Vivarium Maximizes R&D and Product Iterations, has almost 30 years of Neurological Vivarium work.



Frank Reynolds, Chief Science Officer

- **Co-invented The NeuroScaffold**
- **Co-invented NeuroRelease**

- Co-inventor on 60 Neurological patent applications
- 2011 David F Apple Award for SCI research
- 2010 President of Ireland Awards Top 50 Scientist
- MIT-Sloan; Wharton School. Penn Engr., HBS, St Joe's, Temple U, Chestnut Hill College, Rider U,
- Hong Kong University Science and Technology
- 2013 & 2016 Best Company to work for Boston- BBJ



PixarBio
We Got This!™

www.pixarbio.com

R&D Leadership PixarBio



Haining Dai, Director of Preclinical Neuroscience

- Over 30 years in field of Neuroscience
- 25 years at Georgetown University in SCI research
- Expert on neuroplasticity and nerve functional recovery
- Specializes in small animal translational research models
- Co-inventor of NeuroRelease



Dana Tilley, PhD; Chief Neuroscientist

- Almost a decade of Pain and neuromodulation research
- Expert on Pain at the cellular level
- Expert on pain signaling to the brain
- PhD in Neuroscience and Physiology
- MS in Chemistry
- Co-Inventor of NeuroRelease



Jianwei Hou, MD, PhD; Senior Neuroscientist

- Spent 14 years as spinal neurosurgeon
- Over 15 years as neuroscientist
- Expert in small animal surgeries and neural therapies
- PhD in Neuroscience
- MD in Clinical Medicine



Guan Cao, PhD; Senior Neuroscientist

- Over 25 years experience in R&D
- Specializes in neuroscience, histology, cell biology, and physiology
- 10+ publications in top-tier journals
- PhD in Neuroscience



Xi Chen, Director Analytical Chemistry

- Over 20 years of pharmaceutical industry experience
- Expert in small molecule and polymer characterization
- Expert in cGMP, GLP and other regulatory guidelines
- MS in Analytical Chemistry
- Co-Inventor of NeuroRelease



Patrick Armstrong, Director Development. Eng.

- Almost a decade in R&D, all drug delivery focused
- Expert in scale-up of microparticle fabrication systems
- GMP manufacturing experience
- Langer lab alum
- MEng in Biomedical Engineering
- Co-inventor of NeuroRelease



Sarah Scott, Director cGMP Manufacturing

- Over half a decade of cGMP leadership and manufacturing
- Optimized lyophilization down to under 13 hours
- Led design of FDA-compliant manufacturing processes for several novel drug formulations
- BS in Chemical Engineering

Chronic Constriction Injury Model

- Gold standard for animal pain model
- 4,000+ citations
- Generates mechanical and thermal allodynia


SNL
L6
L5
L4
Spinal cord
DRG
L4
Sciatic Nerve
CCI
PNL
Peroneal
Sural

Mechanical Sensitivity Test

- Electronic Von Frey Anesthesiometer
- Filaments of increasing stiffness
- Measures force required for paw withdrawal



Thermal Sensitivity Test

- Hargreaves Method
- IR light source set to 50W
- Measures time till paw withdrawal



PixarBio
We Got This!™

www.pixarbio.com

Exparel vs NeuroRelease

Video Gait and Sensory Analysis

Exparel – 3hr post injection


3

- Hopping and skips last step
- Can not control paw placement
- Avoids weight bearing on top step

NeuroRelease – 3hr post injection



- Controlled locomotion
- Normal Plantar stepping
- Bears weight on all steps

PixarBio
We Got This!™

www.pixarbio.com

14-Day NeuroRelease™

Mechanical Sensitivity


P16CDE Von Frey Test (Left)
Grams
0
10
20
30
40
NBL
LBL
4D
7D
14D
18D
21D

Thermal Sensitivity


P16CDE Plantar Left
Time (Second)
6
8
10
12
14
16
18
20
20 mg dose loaded MP
20 mg dose unloaded MP
CBZ control
bupivacaine control
saline
NBL
LBL
3Hr
1D
4D
7D
10D
14D
18D
21D

Day14


MPs

Day28


MPs

Day56



3-Day NeuroRelease™

Mechanical Sensitivity

P16M VF Data Left


50
40
30
20
10
0
Grams
****
***
*
***
NBL
Day 1
Day 2
Day 3
Day 4
Day 5
Day 7

Thermal Sensitivity (50°C)

P16M Plantar Data Left


18
16
14
12
10
8
6
4
Time (Second)
0.9% Saline
20mg CBZ Loaded High i.v. Microparticles
**
**
****
NBL
LBL
Day 1
Day 3
Day 4
Day 7

Histology images will be forthcoming...

Blood Plasma Levels


a
Carbamazepine
[Blood Plasma] (ng/mL)
50
40
30
20
10
0
0
20
40
60
80
Time (days)
b
Carbamazepine-10,11-epoxide
[Blood Plasma] (ng/mL)
50
40
30
20
10
0
0
20
40
60
80
Time (days)

a) Pharmacokinetic analysis of carbamazepine
b) Pharmacokinetic analysis of carbamazepine-10,11-epoxide (carbamazepine metabolite)

Dashed line: limit of detection of 10ng/mL.

Thank You and Contact

PixarBio Corporation
200 Boston Ave Unit 1875
Medford, MA 02155
(617) 803-8838
info@pixarbio.com


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